UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

Amendment No. 1
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On May 28, 2019, Cornerstone Building Brands, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report, among other things, the voting results of the Annual Meeting of Stockholders held on May 23, 2019, including, among other matters, a stockholder advisory vote on the frequency of the stockholders’ advisory vote on compensation of the Company’s named executive officers (“Say-On-Pay vote”). The sole purpose of this Current Report on Form 8-K/A is to disclose the Company’s decision regarding how frequently it will hold an advisory Say-On-Pay vote. No other changes have been made to the Original Report.
Item 5.07. Submission of Matters to a Vote of Security Holders.
In connection with the 2019 Annual Meeting of Stockholders, the stockholders of the Company cast an advisory vote on whether the advisory stockholder Say-On-Pay vote should occur every 1, 2 or 3 years. As reported in the Original Report, the results of the stockholder vote on the frequency of the advisory Say-On-Pay vote were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes
108,286,451	45,694	2,269,994	84,704	5,260,370
In light of the results of such stockholder vote and other factors considered by the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold an advisory stockholder Say-On-Pay vote annually until the next required vote on the frequency of such Say-On-Pay votes or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Brian P. Boyle
	Name:	Brian P. Boyle
	Title:	Senior Vice President, Chief Accounting Officer and Treasurer

Date: October 17, 2019